IVA FIDUCIARY TRUST IVA Worldwide Fund IVA International Fund

Supplement dated September 11, 2018 to the Prospectus
dated January 31, 2018 for the IVA Worldwide Fund and IVA International Fund
(each a “Fund” and, together, the “Funds”)

This supplement updates information in the Prospectus of the IVA Fiduciary Trust (the “Trust”) dated January 31, 2018. You may obtain copies of the Prospectus free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

The following disclosure replaces similar disclosure on page S-13, in the subsection entitled “Buying and Selling Fund Shares”:

You may purchase or redeem shares of the Funds each day the New York Stock Exchange (the “NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact IVA Funds by telephone at (866) 941-4482, by regular mail to IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, by express, certified or registered mail to IVA Funds c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA 02021, or by the Internet at www.ivafunds.com. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

	Class A	Class C	Class I
Minimum Initial Investment	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$1,000,000 for all accounts
Minimum Additional Investment	$100 for all accounts	$100 for all accounts	$100 for all accounts

The disclosure regarding the Funds’ previous soft close, found on pages 7 and 8 in the section entitled “SHAREHOLDER INFORMATION” preceding the section entitled “How Fund Shares Are Calculated,” is hereby deleted in its entirety.

Please retain this supplement for future reference.